Exhibit (16)

POWER OF ATTORNEY

The undersigned, being officers and trustees of:

1.	BlackRock MuniYield Pennsylvania Quality Fund (“MPA”); and

2.	The BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) (collectively, the “Funds”);

do hereby, appoint John M. Perlowski, Robert W. Crothers, Neal J. Andrews, Janey Ahn, Jay M. Fife and Benjamin Archibald, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officer or trustee with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Funds with the Securities and Exchange Commission (“SEC”) pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the “Acts”), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

[Remainder of Page Intentionally Blank]

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: December 5, 2014

Signature	Title

/s/ John M. Perlowski	Chief Executive Officer of the Funds and President of BPS
John M. Perlowski

/s/ Neal J. Andrews	Chief Financial Officer of the Funds
Neal J. Andrews

/s/ Paul L. Audet	Trustee of the Funds and President of MPA
Paul L. Audet

/s/ Michael J. Castellano	Trustee of the Funds
Michael J. Castellano

/s/ Richard E. Cavanagh	Trustee of the Funds
Richard E. Cavanagh

/s/ Frank J. Fabozzi	Trustee of the Funds
Frank J. Fabozzi

/s/ Kathleen F. Feldstein	Trustee of the Funds
Kathleen F. Feldstein

/s/ James T. Flynn	Trustee of the Funds
James T. Flynn

/s/ Jerrold B. Harris	Trustee of the Funds
Jerrold B. Harris

/s/ R. Glenn Hubbard	Trustee of the Funds
R. Glenn Hubbard

/s/ W. Carl Kester	Trustee of the Funds
W. Carl Kester

/s/ Karen P. Robards	Trustee of the Funds
Karen P. Robards

/s/ Henry Gabbay	Trustee of the Funds
Henry Gabbay

Signature Page to N-14 Power of Attorney

POWER OF ATTORNEY

The undersigned, being officers and trustees of BlackRock MuniYield Pennsylvania Quality Fund ( the “Fund”) do hereby, appoint John M. Perlowski, Robert W. Crothers, Neal J. Andrews, Janey Ahn, Jay M. Fife and Benjamin Archibald, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officer or trustee with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Fund (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Fund with the Securities and Exchange Commission (“SEC”) pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the “Acts”), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

[Remainder of Page Intentionally Blank]

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: December 31, 2014

Signature	Title

/s/ John M. Perlowski	President, Chief Executive Officer and Trustee
John M. Perlowski

/s/ Barbara G. Novick	Trustee
Barbara G. Novick

Signature Page to MPA N-14 Power of Attorney